Exhibit 99.4

[letterhead of Shouguang Municipal Economic and Information Agency]
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Certification

This is to certify the following information:

Shouguang Haoyuan Chemical Industry Co., Ltd. is currently the largest bromine producer in Shouguang City.  It has 9 bromine production facilities in various places.  According to relevant statistics, it produced more than 30,000 tons of bromine in 2009.

Shouguang Municipal Economic and Information Agency

[seal]

December 3, 2010